UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-34799 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China, 430010
(Address of principal executive offices) (zip code)

(+86) 27 8274 0726
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 25, 2013, Tianli Agritech, Inc. (the “Company”) engaged HHC, CPA as its independent registered public accounting firm for the year ended December 31, 2013.  The engagement was approved by the Audit Committee of the Company’s Board of Directors on October 23, 2013.

During the two years ended December 31, 2012 and through the date of this 8-K, the Company did not consult with HHC, CPA with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2013	Tianli Agritech, Inc.

By: /s/ Hanying Li
Hanying Li
Chief Executive Officer (Principal executive officer)